UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2006

ENERGY EXPLORATION TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Alberta, Canada	000-24027	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1400, 505 3rd  Street, S.W., Calgary, Alberta, Canada T2P 3E6
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (403) 264–7020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)

As previousely reported on the Form 8-K filed July 29, 2006, the Corporation's Independent Registered Chartered Accountants, Deloitte & Touche LLP ("Deloitte"), notified the Corporation that it would not be standing for reappointment as the Corporation's auditors for the fiscal year ending December 31, 2006.  The Corporation provided Deloitte with a copy of the Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that Deloitte furnish a letter addressed to the SEC stating whether or not Deloitte agrees with the statements in such Form 8-K filed on July 29, 2006. A copy of Deloitte's letter so furnished is attached as Exhibit 16.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit Number and Description

16.1

Letter dated June 29, 2006 from Deloitte & Touche LLP

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY EXPLORATION TECHNOLOGIES INC.
(Registrant)

Date: July 5, 2006                                                              By:  /s/ George Liszicasz

Name: George Liszicasz

Title: Chief Executive Officer

June 29, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Energy Exploration Technologies Inc.'s Form 8-K dated June 23, 2006, and we agree with the statements made therein.

Yours truly,

DELOITTE & TOUCHE LLP